Exhibit 99.1

American Locker Group Reports Sale of Disney Concessions Assets

DFW AIRPORT, Texas--(BUSINESS WIRE)--American Locker Group Incorporated (OTCQB: ALGI), a recognized leader in secure storage solutions, reported today that, on February 14, 2014, the Company and its wholly-owned subsidiary American Locker Security Systems, Inc. (“ALSS”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Best Lockers, LLC (“Best”), whereby the Company and ALSS sold approximately 4,100 lockers, kiosks and other assets related to the locker concessions services provided by ALSS at Disneyland Resort®, located in Anaheim, California, to Best for a purchase price of $1,218,075.

The Company also reported that, in connection with the Purchase Agreement, the Company, ALSS and Best entered into a Subcontract Agreement dated February 14, 2014 (the “Subcontract”) whereby Best has agreed to perform all of ALSS’s obligations under an existing concessions services agreement (the “Disney Contract”), between ALSS and Disneyland Resort (“Disney”). In exchange for performing all of ALSS’s obligations under the Disney Contract, Best has the right to receive all of the payments owed to ALSS under the Disney Contract. Best has also agreed that, in the event it enters into an agreement to supply locker concessions or locker systems to any parks or resorts owned or operated by Disney in the United States, Best will purchase all of the lockers required to perform under such agreements from ALSS.

"This is a transaction that benefits all of the parties involved," said Anthony Johnston, President and CEO of American Locker. "In 2010, American Locker began locker concessions services to Disney. We purchased Best Lockers’ electronic locker software system for that solution. Practically, it makes sense that Best Lockers provide the continuing day-to-day support at Disney while American Locker continues to provide any new physical locker requirements. Disney will be well-served by both companies. In late 2013, American Locker introduced our own internally-developed, electronic locker software solution. Our locker focus going forward is to provide affordable electronic locker solutions to our new customers and, for those many existing American Locker customers with key and coin-operated American Locker systems, an affordable electronic retrofit alternative."

Forward-Looking Statements

In the interest of providing Company stockholders and potential investors with information regarding the Company, including the Company’s assessment of its future plans and operations, certain statements included in this press release may constitute forward-looking information or forward-looking statements (collectively, “forward-looking statements”). All statements contained herein that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate” and similar expressions are generally intended to identify forward-looking statements. Actual events or results may differ materially. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement since such expectations are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Many factors could cause the Company’s actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, the Company and the foregoing list of important factors is not exhaustive. These forward-looking statements made as of the date hereof disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or results or otherwise. Company stockholders and potential investors should carefully consider the information contained in the Company’s filings with United States securities administrators at www.sec.gov before making investment decisions with regard to the Company.

About American Locker Group Incorporated

American Locker is a premier metal fabricator of secure storage solutions under the American Locker and Canadian Locker brands. The Company is best known for manufacturing and servicing the widely-utilized key and lock system with the iconic plastic orange cap. The Company also has a growing precision sheet metal fabrication business. Its Security Manufacturing Corporation subsidiary is a leading provider of multi-tenant mailboxes.

Further information about American Locker and its subsidiaries is available at:

www.americanlocker.com

www.securitymanufacturing.com

www.canadianlocker.com

Contacts

American Locker Group Incorporated
Stephen P. Slay, 817-329-1600
Chief Financial Officer